Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.23BA

SIXTY-SECOND AMENDMENT

TO

MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This SIXTY-SECOND AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  Upon execution by both parties, this Amendment shall be effective June 1, 2017 (“Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) entered into effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement, as amended hereby.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date of this Amendment:

1.	Customer desires to use, and CSG agrees to provide to Customer, CSG’s Message Manager as a Recurring Service under the Agreement. Therefore, the following changes are hereby made to the Agreement:

a.	SCHEDULE A, “Services”, is hereby amended to add “Message Manager” to the list of Additional Services and by adding the following description to EXHBIT A-5 as follows:

CSG’s Message Manager.  Message Manager is a fully CSG-hosted web application that provides Customer with the ability to compose and maintain document messages and provide robust statement message composition with prioritization, rich text, basic selectivity, preview and reporting capabilities to facilitate Customer's communication with Subscribers.  The specific Message Manager capabilities to be implemented for Customer will be set forth in a mutually acceptable SOW.

2.

Additionally, SCHEDULE F, “FEES”, CSG SERVICES, Subsection III. entitled “Payment Procurement,” Subsection A. entitled “Print and Mail Services” of the agreement is”, is hereby amended to add a new Subsection XI. entitled “Message Manager” as follows:

Description of Item/Unit of Measure	Frequency	Fee
XI. Message Manager (Note 31)
1.Start-up and Implementation (Note 32)	********	$**********
2.Message Manager Processing Fee	********	$**********

Note 31: Upon implementation of CSG’s Message Manager Service, CSG shall provide and Customer is committed to use and pay for such Service through the expiration of the Agreement (including any applicable Termination Assistance) or the earlier termination of the Agreement or the Service in accordance with Section 19. Termination.

Note 32: All Message Manager Start-Up services and the associated fees shall be set forth in that certain Statement of Work, “Statement Redesign and Message Manager,” (CSG document no. 4118442).

3.

Customer and CSG agree the Fees applicable to Message Manager shall be applied to Customer’s Minimum Customer Purchase Obligation, which is defined in the 61st Amendment to the Agreement, for the applicable contract year in which they are invoiced unless otherwise provided in the Agreement or an applicable SOW.

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ Rob Dravenstott	By: /s/ Gregory L. Cannon
Name: Rob Dravenstott	Name: Gregory L. Cannon
Title: Senior Vice President and Chief Information Officer	Title: SVP, Secretary & General Counsel
Date: 12/19/17	Date: 12/20/17